UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 24, 2008

AEROGROW INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	000-50888 (Commission File Number)	46-0510685 (I.R.S. Employer Identification No.)

6075 Longbow Drive, Suite 200
Boulder, Colorado 80301
(Address and telephone number of principal executive offices) (Zip Code)

(303) 444-7755
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1-Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

The information reported under Item 2.03 is incorporated herein by reference.

Section 2 – Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 24, 2008, AeroGrow International, Inc., a Nevada corporation (“AeroGrow” or the “Company”) entered into a Loan and Security Agreement with FCC, LLC, d/b/a First Capital (“First Capital”), for a revolving credit facility in the amount of Twelve Million Dollars ($12,000,000) (the “Revolving Credit Facility”).  As previously disclosed in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on May 23, 2008, the Revolving Credit Facility will have a maturity date of two years, with one-year renewals thereafter.  The Revolving Credit Facility will bear interest at a rate of prime plus 2%, with the interest rate adjusting to prime plus 1.5% as of January 1, 2009, and the Company is obligated to pay a minimum monthly interest that would have been earned on an outstanding principal amount of $3,000,000.  Continued availability of the Revolving Credit Facility will also be subject to AeroGrow’s compliance with customary negative covenants relating to minimum tangible net worth, debt to tangible net worth ratios and minimum earnings to debt service ratios.  The purpose of the Revolving Credit Facility is to pay off the Company’s current account receivables factoring facility with Benefactor Funding Corp., and to provide additional working capital to fund AeroGrow’s growth.  As collateral for the Revolving Credit Facility, the Company will grant FCC a first priority security interest in all of its assets, including, but not limited to, accounts receivable, inventory, and equipment.  For further information regarding the Revolving Credit Facility, please see the Loan and Security Agreement attached hereto as Exhibit 10.1, incorporated herein by reference.

In connection with the Loan and Security Agreement, Jervis B. Perkins, the Company’s President and Chief Executive Officer, and H. MacGregor Clarke, the Company’s Chief Financial Officer, each entered into a Validity Agreement with the Company and First Capital, whereby Mr. Perkins and Mr. Clarke made certain assurances to First Capital that each would not willfully and intentionally make any untrue statement of a material fact relating to the collateral securing the Revolving Credit Facility or the Revolving Credit Facility itself, so as to constitute a fraud in the State of Colorado.  For further information, please see the Validity Agreements, attached hereto as Exhibits 10.2 and 10.3, respectively, and incorporated herein by reference.

In order to proceed with the Revolving Credit Facility with First Capital, AeroGrow terminated its prior factoring relationship with Benefactor Funding Corp. (“BFC”).  In connection with the termination of the factoring relationship with BFC, AeroGrow, BFC and First Capital entered into an Agreement on June 24, 2008 (the “BFC Agreement”), whereby the Company agreed to provide BFC with a final payoff in the amount of $312,527.23 (the “Payoff"). Upon BFC’s receipt of the Payoff and the issuance of certain Letters of Credit in BFC’s favor (discussed below), it agreed to release all of its security interests and liens on AeroGrow’s assets.  In addition, the Company agreed to indemnify BFC and hold BFC harmless from and against all claims arising out of the parties’ prior factoring agreement or arising out of the assertion of any avoidance claim under the relevant bankruptcy or insolvency statutes relating to a payment received by BFC on behalf of any of AeroGrow’s account debtors.  Please see Exhibit 10.4, attached hereto and incorporation herein by reference, for further information regarding the BFC Agreement.

Pursuant to the terms of the BFC Agreement, on June 25, 2008, at the Company’s request, First National Bank issued an Irrevocable Standby Letter of Credit in favor of BFC in the amount of $343,092.34 (the “LNT Letter of Credit”).  The LNT Letter of Credit may be drawn upon by BFC in the event that a final settlement is approved or judgment reached obligating BFC to pay, on account of a claim asserted against BFC relating to a payment received by BFC from Linens Holding Co., Linens ‘n Things, Inc. or any U.S. affiliate thereof (“LNT”), which is subject to a state or federal insolvency statute or similar common law proceeding, and AeroGrow failed to indemnify BFC for such payment under its indemnification obligation under the BFC Agreement within 10 days of a demand for indemnification.  In addition, on June 25, 2008, at the Company’s request, First National Bank issued an Irrevocable Standby Letter of Credit in favor of BFC in the amount of $38,193.66 (the “LNT Canada Letter of Credit”).  The LNT Canada Letter of Credit may be drawn upon under the same terms as the LNT Letter of Credit, except that it relates to a payment received by BFC from Linens ‘n Things Canada Corp. (“LNT Canada”), and automatically decreases to $1,467.75 on July 30, 2008.  The LNT Letter of Credit has automatically renewing 1-year terms, however, under the BFC Agreement, when applicable statutes of limitation have run related to a potential avoidance claim by LNT, AeroGrow may demand that Benefactor consent to the immediate termination of the LNT Letter of Credit.  The LNT Canada Letter of Credit also has automatically renewing 1-year terms, however, in the event that there is no filing under any applicable bankruptcy, insolvency or other debtor relief statutes within 90 days of the date of the BFC Agreement, AeroGrow may demand that Benefactor consent to the immediate termination of the LNT Canada Letter of Credit.  For further information regarding the LNT Letter of Credit and LNT Canada Letter of Credit, please see Exhibits 10.5 and 10.6, respectively, attached hereto and incorporated herein by reference.

Section 9- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No           Exhibit Description

10.1                       Loan and Security Agreement by and between FCC, LLC, d/b/a First Capital and AeroGrow, dated June 24, 2008
10.2                       Validity Agreement by and between Jervis B. Perkins, AeroGrow and First Capital, dated June 24, 2008
10.3                       Validity Agreement, by and between H. MacGregor Clarke, AeroGrow and First Capital, dated June 24, 2008
10.4                       Agreement between Benefactor Funding Corp, AeroGrow and FCC, LLC, d/b/a First Capital, dated June 24, 2008
10.5                       Irrevocable Standby Letter of Credit in favor of Benefactor Funding Corp. in the amount of $343,092.34, dated June 25, 2008
10.6                       Irrevocable Standby Letter of Credit in favor of Benefactor Funding Corp. in the amount of $38,193.66, dated June 25, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROGROW INTERNATIONAL, INC. a Nevada corporation

Dated: June 30, 2008	/s/ Jervis B. Perkins
Jervis B. Perkins
President and Chief Executive Officer